UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation

(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660

(Address of principal executive offices)

Glen T. Tsuma

California First Leasing Corporation

5000 Birch Street, Suite 500

Newport Beach, CA 92660

(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1(a). Reports to Stockholders

Annual Report

For the Year Ended June 30, 2026

California First Leasing Corporation, (OTCID: CFNB, “CalFirstLease” or “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company invests in public equities and other investments to generate capital appreciation and maximize current income while retaining the balance of its lease portfolio.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of or guaranteed by any federal or other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company has been filed with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement and this Annual Report that may adversely affect the Company’s stockholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for significant volatility in reported net earnings and net asset value, the impact of external events on business activities and portfolios, estimates of expected tax rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets. Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially, including political, economic, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (August 18, 2026).

As permitted by regulations adopted by the SEC, paper copies of the Company’s annual and semiannual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.calfirstlease.com), and you will be notified each time a report is posted and provided with a website link to access the report. To receive all future reports on paper free of charge, please send email request to invest@calfirstlease.com or you may call 800-460-4640.

California First Leasing Corporation	Annual Report for June 30, 2026

Overview

The following table sets forth selected financial data that should be read in conjunction with the Financial Statements and notes thereto contained elsewhere herein. All share and share-related information have been retroactively adjusted to reflect the decreased number of shares resulting from the 1-for-50 reverse split completed in June 2026.

	Years Ended June 30,
Statement of Operations	2026	2025
Dividend and interest income	$3,949,249	$5,109,859
Lease income	684,795	5,082,939
Operating expenses	(2,459,394)	(2,973,542)
Net investment and lease income	2,174,650	7,219,256
Net realized gain on sale of investments	5,002,291	65,896
Increase in unrealized appreciation of investments	237,445,504	19,883,625
Earnings before income taxes	244,622,445	27,168,777
Income taxes	(68,486,631)	(6,894,000)
Net earnings	$176,135,814	$20,274,777
Earnings per share	$980.89	$108.98
Shares of Common Stock outstanding	179,568	186,041

Beginning Net Asset Value (NAV) per share	$1,429.48	$1,303.50
Net earnings	980.89	108.98
Less: Dividends paid	-	-
Net gain on share repurchase		17.00
Net Asset Value per share, end of period	$2,410.37	$1,429.48

Total return
CFNB, based on NAV	68.6%	9.7%
S&P 500 (TR) Index	22.4%	15.2%

The chart below illustrates the value of $10,000 invested in the Company’s stock in comparison to the performance of the S&P 500(TR)® (“S&P 500”), an unmanaged index that covers 500 leading companies that approximate 80% of the available market capitalization. Results for the Company based on net asset value are an after-tax amount. The S&P index is an unmanaged benchmark that assumes reinvestment of all distributions and includes capital gains and distributions in the calculation but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index. Performance data shown represents past performance and there is no guarantee of future results.

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California First Leasing Corporation	Annual Report for June 30, 2026

Performance Review

The Company focuses on investing in fair or undervalued stocks of public companies that we expect to deliver sustained earnings and cash flow growth that can be reinvested to continue substantial growth or be returned to shareholders via share repurchases or dividends.

Average Total Return through June 30, 2026	1 Year	3 Year
CFNB Equity Securities	98.9%	40.5%
S&P (TR) Index	22.4%	20.6%

During the final three months of the Company’s fiscal year ended on June 30, 2026, several stocks in the Company’s portfolio surged, driven by strong capital spending on memory and CPU capacity for artificial intelligence development. Over-exposure to the semiconductor sector generated returns for the year over 95%, eclipsing the S&P 500 total return of 22.4% for the same period as well as returns from the NASDAQ Composite and Russell 2000. The accelerated valuation of semiconductor stocks pushed them up to 55% of Company’s book value and accounted for over 50% of unrealized gains at June 30, 2026.

The top contributor to fiscal 2026 results was Micron Technology which by itself accounted for 39% of realized and unrealized gains from securities in the year. It was followed by three semiconductor related stocks, Applied Materials, Marvell Technology Inc, and Advanced Micro Devices, with Alphabet rounding out the top 5. On a percentage return basis, the top performing stocks for fiscal 2026 also included Digital Ocean Holdings.

The largest detractors to fiscal 2026 performance came from Charter Communications, the pullback in crypto currencies that impacted two ETF investments, as well as Meta, PayPal Holdings, The Cigna Group and Netflix. In the fourth quarter, the war with Iran resulted in a large reversal in Exxon Mobil and SLB Ltd.

Over half of the Company’s equity portfolio is invested in U.S. large capitalization equities and the Company generally retains measurable funds in short-term liquid investments in order to take advantage of investment opportunities as they arise. The Company does not specialize in any specific industry but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns.

Allocation of Securities*	June 30, 2026
($ in 000’s)
U.S. Large Cap Equities	$301,430	57.8%
U.S. Mid Cap Equities	99,167	19.0%
U.S. Small Cap Equities	46,361	8.9%
Emerging Market Equities	17,925	3.4%
Developed Markets, Non-U.S.	6,222	1.2%
Equity Securities	$471,105	90.4%
Money Market Mutual Funds	50,213	9.6%
Investment Securities	$521,318	100%

*	Equity securities classified based on information from Wells Fargo Clearing Services, LLC.

Ten Largest Equity Holdings at June 30, 2026 as a percent of net assets:

MICRON TECHNOLOGY INC	19.13%
APPLIED MATERIALS INC	14.76%
MARVELL TECHNOLOGY INC	9.01%
ALPHABET INC VOTING	8.26%
ADVANCED MICRO	7.26%
GOLDMAN SACHS GROUP INC	5.43%
EXXON MOBIL CORP	5.09%
TAIWAN SEMICONDUCTOR	4.04%
COMFORT SYS USA INC	4.00%
DIGITALOCEAN HOLDINGS	3.18%

The equity portfolio at June 30, 2026 included common stock holdings in 33 public companies and one exchange-traded fund (ETF), all with readily available stock prices, compared to 41 public companies and one ETF at June 30, 2025. Two exchange-traded funds focused on Bitcoin and Ethereum were bought and sold within the year. The top 5 equity holdings at June 30, 2026 make up 54% of the portfolio, up from 34% at June 30, 2025. Semiconductor related stocks at June 30, 2026 accounted for 51% of the portfolio, up from 26% at June 30, 2025.

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California First Leasing Corporation	Annual Report for June 30, 2026

During fiscal 2026, the Company invested $49.5 million in 18 positions, including $38.0 million in 9 new holdings. The Company sold $61.3 million of securities, realizing a net gain of $5.0 million. Securities sold included exiting 18 positions and selling parts of 3 other holdings.

The distribution of the Company’s equity securities and gains or losses across segments at June 30, 2026 is summarized below, and compared to the distribution at June 30, 2025:

(in thousands)		Unrealized			Value at
	Cost	Gains	(Losses)	Value	June 30, 2025
as of June 30, 2026
Commercial / Industrial	$83,753	$290,257	-	$374,010	$153,918
Consumer	30,932	3,583	$(2,773)	31,742	22,641
Financial	14,537	25,848	-	40,386	40,790
Healthcare	13,872	2,171	-	16,043	16,758
Exchange-traded Funds	6,481	2,444	-	8,925	6,410
	$149,575	$324,303	$(2,773)	$471,105	$240,517

Lease Operations, Expenses and Taxes

The credit portfolio declined to $1.9 million at June 30, 2026, consisting of under 20 lease schedules with 12 long standing customers representing less than .5% of assets. During the year two loans were paid off and only one new schedule for less than $500,000 was added during the year.

The Company’s operating expenses for the year decreased by 17.3% to $2.46 million from $2.97 million the year before. The decline was due to lower compensation expense related to officer bonuses.

The Company’s effective income tax rate varies between periods due to changes in the mix of pre-tax earnings, particularly the magnitude of gains or losses from equity securities included in earnings, and the benefit the Company receives from the dividends received exclusion. For the year ending June 30, 2026, the tax provision of $68.5 million represented an effective rate of 28.0%, up from 25.4% for fiscal 2025 as dividends were a smaller proportion of reported earnings and state taxes on securities gains are estimated at a higher rate.

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Independent Auditor’s Report

To the Stockholders and Board of Directors

California First Leasing Corporation

Newport Beach, California

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of California First Leasing Corporation, which comprise the statement of investments and the statement of assets, liabilities and stockholders’ equity as of June 30, 2026, the related statement of operations for the year then ended, the statement of stockholders’ equity for the years ended June 30, 2026 and 2025, the related statement of cash flows as of June 30, 2026, the financial highlights for each of the years in the four-year period ended June 30, 2026, and the related notes to the financial statements.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of California First Leasing Corporation as of June 30, 2026, and the results of its operations and its cash flows for the year then ended, and the financial highlights for each of the years in the four-year period ended June 30, 2026, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of California First Leasing Corporation, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

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Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements and financial highlights.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of California First Leasing Corporation’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Seattle, Washington

August 18, 2026

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California First Leasing Corporation	Annual Report for June 30, 2026

Statement of Investments – June 30, 2026

Industry - Percent of Net Assets	Common Stocks-- 106.79%	Shares	Value
Auto & Truck Dealerships-- 0.72%	LITHIA MTRS INC	10,759	$3,125,382
Auto Parts-- 1.10%	ALLISON TRANSMISSION	42,290	4,767,775
Banks - Diversified-- 3.91%	WELLS FARGO & CO NEW	106,400	8,792,896
	BANK OF AMERICA CORP	117,500	6,695,150
	JPMORGAN CHASE & CO	4,380	1,433,705
			16,921,751
Capital Markets-- 5.42%	GOLDMAN SACHS GROUP INC	23,200	23,463,784
Consumer Cyclical-- 1.64%	AMAZON COM INC (1)	29,855	7,115,641
Engineering & Construction-- 3.99%	COMFORT SYS USA INC	8,720	17,282,604
Entertainment-- 0.44%	NETFLIX INC (1)	26,500	1,892,100
Footwear & Accessories-- 0.69%	ON HOLDING AG (1)	84,100	2,978,822
Healthcare Plans-- 1.96%	THE CIGNA GROUP	30,710	8,466,133
Internet Content & Information-- 10.77%	ALPHABET INC VOTING	99,900	35,701,263
	META PLATFORMS INC	19,400	10,927,826
			46,629,089
Internet Retail-- 0.76%	MAPLEBEAR INC (1)	59,240	2,805,014
	ALIBABA GRP HLDG LTD ADR	4,900	470,302
			3,275,316
Medical Instruments & Supplies-- 1.75%	ALIGN TECH INC (1)	44,925	7,577,051
Oil & Gas Equipment & Services-- 1.39%	SLB LTD	129,000	5,997,210
Oil & Gas Integrated-- 5.08%	EXXON MOBIL CORP	160,800	21,984,576
Resorts & Casinos-- 0.75%	VAIL RESORTS INC	23,708	3,227,844
Semiconductor Equipment & Materials-- 15.76%	APPLIED MATERIALS INC	88,236	63,794,628
	QNITY ELECTRONICS	26,970	4,404,471
			68,199,099
Semiconductors-- 39.39%	MICRON TECHNOLOGY INC	71,628	82,679,484
	MARVELL TECHNOLOGY INC	130,800	38,964,012
	ADVANCED MICRO	54,000	31,369,140
	TAIWAN SEMICONDUCTOR	36,550	17,455,184
			170,467,820
Software-- 1.29%	UBER TECHNOLOGIES (1)	77,330	5,580,133
Software - Infrastructure-- 6.43%	DIGITALOCEAN HOLDINGS (1)	87,600	13,755,828
	TWILIO INC (1)	44,000	9,078,520
	ZETA GLOBAL HOLDINGS (1)	253,163	4,982,248
			27,816,596
Specialty Chemical-- 0.56%	DUPONT DE NEMOURS INC	17,980	2,438,807
Telecom Services-- 0.30%	CHARTER COMMUNICATIONS (1)	9,171	1,304,208
Tobacco-- 0.75%	BRITISH AMERN TOB PLC	52,500	3,242,400
Travel Services-- 1.95%	AIRBNB INC (1)	58,885	8,426,444
	Common Stocks (cost: $143,094,245)		$462,180,583
Exchange Traded Fund (ETF)
Small-Cap Core-- 2.06%	ISHARES RUSSELL 2000 ETF	29,705	$8,924,867
	Total Equity Securities (cost $149,575,093)		$471,105,450
Short-Term Investments-- 11.60%
Money Market	JPMorgan Prime (3.70%) *		39,962,786
	Fidelity MM Treasury (3.59%) *		10,249,672
	Short-Term Investments (cost: $50,212,458)		$50,212,458
	Total Investments (cost: $199,787,551)		$521,317,908
	Net Assets at June 30, 2026		$432,798,095

(1)	Non-income producing security
*	Rate is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

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California First Leasing Corporation	Annual Report for June 30, 2026

STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY

June 30, 2026
ASSETS

Equity securities (cost:$149,575,093)	$471,105,450

Money market mutual funds (cost: $50,212,458)	50,212,458
Cash	301,677

Property acquired for transactions-in-process	572,717
Net investment in leases	1,918,087

Income taxes receivable	102,684
Other assets	186,357

Total Assets	$524,399,430

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Accounts payable and accrued liabilities	$473,992
Lease deposits	82,601
Deferred income taxes	91,044,742
Total Liabilities	91,601,335

Commitments and contingencies	-

Stockholders’ equity
Preferred stock; 2,500,000 shares authorized; none issued	-
Common stock; $.01 par value; 20,000,000 shares authorized; 179,568 shares issued and outstanding	1,796
Additional paid in capital	1,594,487
Retained earnings	431,201,812
432,798,095

Total Liabilities and Stockholders’ Equity	$524,399,430

The accompanying notes are an integral part of these financial statements.

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California First Leasing Corporation	Annual Report for June 30, 2026

STATEMENT OF OPERATIONS

Year Ended June 30, 2026
Investment and lease income
Dividend income	$2,933,975
Interest income	1,015,274
Direct finance and loan income	352,410
Other lease income	332,385
Total investment and lease income	4,634,044

Operating expenses
Compensation and benefits	1,749,357
Director fees	108,000
Occupancy expense	111,943
Other	490,094
Total operating expenses	2,459,394
Net Investment and lease income	2,174,650

Realized and Unrealized Gain on Securities
Net realized gain on equity securities	5,002,291
Net change in unrealized appreciation of securities	237,445,504
Net gain on investment securities	242,447,795
Earnings before income taxes	244,622,445
Income taxes	(68,486,631)
Net earnings	$176,135,814

Basic earnings per share	$980.89
Weighted avg. common shares outstanding	179,568

The accompanying notes are an integral part of these financial statements.

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California First Leasing Corporation	Annual Report for June 30, 2026

STATEMENTS OF STOCKHOLDERS’ EQUITY *

	Common Stock		Additional Paid in	Retained
	Shares	Amount	Capital	Earnings	Total
Balance, June 30, 2024	186,168	$5,096	$1,713,155	$240,908,033	$242,626,284

Net earnings	-	-	-	20,274,777	20,274,777
Shares repurchased	(6,600)	(3,300)	(57,618)	(6,116,813)	(6,177,731)

Balance, June 30, 2025	179,568	$1,796	$1,655,537	$255,065,998	$256,723,331

Excise tax due on share repurchase		-	(61,050)	-	(61,050)
Net earnings		-	-	176,135,814	176,135,814

Balance, June 30, 2026	179,568	$1,796	$1,594,487	$431,201,812	$432,798,095

(*)	All share and share-related information have been retroactively adjusted to reflect the decreased number of shares resulting from the Reverse Stock Split completed in June 2026. The retroactive adjustments resulted in the reclassification of $91,232 from “Common Stock” to “Additional paid-in capital” and $32,571 reduction in cash and retained earnings related to payments for fractional shares.

The accompanying notes are an integral part of these financial statements.

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California First Leasing Corporation	Annual Report for June 30, 2026

STATEMENT OF CASH FLOWS

Year Ended June 30, 2026
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$176,135,814
Adjustments to net earnings from operating activities:
Purchase of equity securities	(49,505,936)
Proceeds from sale of equity securities	61,267,734
Net realized gain on securities	(5,002,291)
Increase in net unrealized appreciation of securities	(237,445,504)
Net (increase) decrease in short-term investments	(17,400,253)
Gain on sale of leased property	(11,228)
Deferred income taxes, including income taxes payable	67,447,245
Decrease in income taxes receivable	93,550
Release of reserves for credit losses	(100,000)
Depreciation and net amortization (accretion)	95,402
Net (decrease) in accounts payable & accrued liabilities	(652,149)
Other, net	268,060
Net cash used for operating activities	$(4,809,555)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net payments from (invest in) leases and loans	3,137,238
Proceeds from sales of leased property	33,856
Proceeds from sales and assignments of leases	1,442,124
Net (decrease) in other assets	(33,988)
Net cash provided by (used for) investing activities	$4,579,230

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on fractional shares of common stock	(32,571)
Excise Tax	(61,050)
Net cash used for financing activities	$(93,621)

NET CHANGE IN CASH	$(323,946)
CASH AT BEGINNING OF PERIOD	625,623
CASH AT END OF PERIOD	$301,677

The accompanying notes are an integral part of these financial statements.

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California First Leasing Corporation	Annual Report for June 30, 2026

Financial Highlights (1)

	Years Ended June 30,
	2026	2025	2024	2023

Per Share Operating Performance
Net book value, beginning of period	$1,429.48	$1,303.50	$1,130.50	$1,030.00
Net earnings	980.89	108.98	177.00	84.50
Less: Dividends paid	-	-	20.00	-
Net gain on share repurchase	-	17.00	16.00	16.00
Net Book Value, end of period	$2,410.37	$1,429.48	$1,303.50	$1,130.50
Market price, end of period	$1,515.00	$940.00	$975.50	$717.50

Return to Shareholders (1)
Based on net book value	68.6%	9.7%	17.1%	9.7%
Based on market price	61.2%	(3.6)%	38.7%	(17.5)%

Ratios, Supplemental Data
Expenses per share	$13.70	$15.98	$14.43	$14.00
Expenses plus taxes per share	$395.09	$53.04	$83.12	$39.39
Average Book Value per share	$1,919.95	$1,388.00	$1,227.50	$1,099.50
Expenses to Average Book Value	0.7%	1.2%	1.2%	1.3%
Net earnings to Average Book Value	51.1%	7.9%	14.4%	7.9%
Portfolio turnover rate	15.4%	23.5%	7.0%	7.2%

Shares of common stock outstanding	179,568	179,568	194,069	205,683
Weighted average shares outstanding	179,568	186,041	189,527	199,360

(1)	All share and share-related information have been retroactively adjusted to reflect the decreased number of shares resulting from the 1-for-50 Reverse Stock Split completed in June 2026. The retroactive adjustments included a $32,571 reduction in cash and retained earnings related to payments for fractional shares.

(2)	Return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution.

The accompanying notes are an integral part of these financial statements.

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California First Leasing Corporation	Annual Report for June 30, 2026

NOTES TO FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies:

Nature of Operations

California First Leasing Corporation, (“CFNB” or the “Company”), headquartered in Newport Beach, California, is registered as an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in California in 1977. The Company invests in equity securities of public companies that trade on established markets while retaining leases related to financing capital assets originated in prior years.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting estimates particularly susceptible to change include deferred income taxes and fair value estimates of not-readily marketable securities. Actual results could differ from those estimates. 2026 financial statements incorporate changes that reflect the diminished lease business and conform the presentation to other investment companies, including separating realized and unrealized securities gains from net investment and lease income and presenting single year statements of operations and assets and liabilities as is permitted under Accounting Standards Update (ASU) Topic 946 Financial Services - Investment Companies, the accounting guidance generally applicable to investment companies.

Reverse Stock Split

On June 10, 2026, the Company effected a 1-for-50 reverse stock split (the “Reverse Stock Split”) of its issued and outstanding common stock. As a result, every 50 shares of issued and outstanding common stock were converted into one share of common stock, with cash paid for any fractional interests resulting from the Reverse Stock Split. Following the completion of the Reverse Stock Split and after giving effect to $32,571 of cash paid for 987 fractional shares, the Company’s shares outstanding were reduced from 8,979,387 to 179,568 shares. All share and per-share amounts have been adjusted to give effect to the Reverse Split which did not alter the par value of the Company’s common stock, which remains at $0.01 per share.

Equity Securities

The Company carries all investments in equity securities at fair market value (also referred to as “market value”) as determined in accordance with Note 2 and records the subsequent changes in market values in the Statement of Operations as a component of equity securities gains and losses. Equity security transactions are accounted for as of the trade date and the cost of equity securities sold is determined by specific identification. Dividend income is recorded on the ex-dividend date.

Leases

Lease transactions are generally direct financing leases that are non-cancelable “net” leases, contain “hell-or-high-water” provisions that require lessee to make all payments regardless of any defects in the property, to maintain, service and insure the property against casualty loss, and pay all property, sales and other taxes. Property acquired for transactions-in-process represents partial deliveries of property on in-process lease transactions. Such amounts are stated at cost, net of any lessee payments related to the property. Leased property that comes off lease and is re-marketed through a sale to the lessee or a third party is accounted for as sale of leased property.

Income Taxes

Income tax expense is the total of the current year income tax due and the change in deferred tax assets and liabilities. The Company accounts for income taxes using the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is established if it is “more likely than not” that all or a portion of the deferred tax asset will not be realized. Uncertain tax positions are only recognized if, based on its merits, the position is more likely than not to be sustained on audit.

Earnings Per Share

Basic net earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding.

Recent Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosure. This ASU requires disclosure on an annual basis of additional income tax information related to rate reconciliation for items that meet or exceed a five percent threshold and include disclosure of state and local jurisdictions that make up the majority of the income tax category in the rate reconciliation. Additional disclosure items include disaggregation of income tax expense and taxes paid to federal and state jurisdictions in which income taxes paid are equal to or greater than five percent of total income taxes paid. The Company has adopted ASU 2023-09 for the year ended June 30, 2026 on a prospective basis.

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California First Leasing Corporation	Annual Report for June 30, 2026

Subsequent events

The Company has evaluated subsequent events for recognition and disclosure through August 18, 2026, which is the date the financial statements were available to be issued.

Reclassifications

Certain reclassifications have been made to prior year financial statements to conform to the presentation of the fiscal 2026 financial statements.

Note 2 –Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received in an orderly transaction between market participants in the principal or most advantageous market. ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs that are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs. The three levels of inputs are defined as follows:

●	Level 1 - Based upon unadjusted quoted prices for identical instruments traded in active markets;
●	Level 2 - Based upon significant observable inputs, for example quoted prices for similar instruments in active markets, or quoted prices for identical instruments in markets that are not active;
●	Level 3 - Valuation is generated using inputs not observable in the market and based on the Company’s own judgment. Level 3 valuation techniques could include the use of discounted cash flow models and similar techniques that rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements but does not change existing guidance as to whether or not an instrument is carried at fair value.

The following table summarizes the Company’s assets carried at fair value as of June 30, 2026:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets	Fair Value	(Level 1)	(Level 2)	(Level 3)
As of June 30, 2026
Equity securities	$471,105,450	$471,105,450	$-	$-
Money-market accounts	50,212,458	50,212,458	-	-
	$521,317,908	$521,317,908	$-	$-

The net investment in leases in Note 4 of $1.9 million approximates fair value. Leases consist of aggregate lease payments receivable net of unearned income, with unearned income amortized on an internal rate of return method into income to achieve a level yield over the lease term, the “implicit rate”. As long as the current market rate is below the implicit rate, there is no fair value adjustment to the carrying value of leases.

Note 3 – Investment Transactions:

For the year ended June 30, 2026, purchases and sales of investments, excluding short-term investments, were $49,505,936 and $61,267,734, respectively.

Note 4 – Leases

The net investment in leases consists of minimum lease payments receivable and estimated residual value discounted using the internal rate of return (“implicit rate”) related to each specific lease. The weighted average maturity of lease payments at June 30, 2026 is 17 months, and the weighted average yield is 9.5%.

June 30, 2026
Minimum lease payments receivable	$1,994,905
Estimated residual value	44,800
Less unearned income	(121,618)
Net investment in leases	$1,918,087

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California First Leasing Corporation	Annual Report for June 30, 2026

Note 5 – Office Lease Obligations

The Company accounts for its office lease in accordance with ASC 842 which was implemented on July 1, 2019 and requires the Company to recognize lease arrangements as right-of-use (“ROU”) assets and operating lease liabilities based on the present value of lease payments over the lease term discounted at the Company’s incremental borrowing rate. Lease expense is recognized on a straight-line basis over the lease term, with lease and non-lease components as a single lease component.

During fiscal 2025, the Company extended the operating lease with an unrelated party for its current 4,098 square foot corporate office in Newport Beach for a period of 36 months commencing on August 1, 2024 ending July 2027. The lease extension was recorded as a ROU asset of $300,774 and a related lease liability of $340,115 based on a discount rate of 6.70%. As of June 30, 2026, ROU assets of $113,792 and related liabilities of $162,605 are recorded on the balance sheet as part of other assets and accrued liabilities. The future undiscounted lease payments due are as follows:

Year ending June 30,
2027	$156,011
2028	13,032
169,043
Less: Imputed interest	(6,438)
Present value of future minimum payments	$162,605

Rent expense was $111,943 in the fiscal year end June 30, 2026.

Note 6 – Income Taxes:

The Company accounts for its income taxes under ASC 740, “Income Taxes.” Among other provisions, this standard requires deferred tax balances to be determined using the enacted income tax rate for the years in which taxes will be paid or refunds received. The Company is subject to U.S. Federal income tax as well as multiple state and local jurisdictions as a result of lease business conducted in many states. The provision for income taxes is summarized as follows:

June 30, 2026
Current tax expense:
Federal	$1,074,120
State	229,876
1,303,996
Deferred tax expense:
Federal	50,296,593
State	16,886,042
67,182,635
Total income tax provision	$68,486,631

Deferred taxes result from the inclusion of unrealized gains and losses on securities in operating earnings that are not currently taxable or deductible and, to a diminishing extent, the method of recording lease income and depreciation on capital leases for tax reporting which differ from financial statement reporting. Deferred income tax liabilities (assets) are comprised of the following:

June 30, 2026
Deferred income tax liabilities:
Tax operating leases	$67,280
Equity investments	91,086,536
Total liabilities	91,153,816

Deferred income tax assets:
State income taxes, other	109,074
Total assets	109,074
Net deferred income tax liabilities	$91,044,742

The Company adopted ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”) on a prospective basis beginning with the year ended June 30, 2026. The following table presents the required disclosures pursuant to ASU 2023-09 and reconciles the provision for income taxes to the amount that would result from applying the statutory U.S. federal income tax rate for the year ended June 30, 2026.

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California First Leasing Corporation	Annual Report for June 30, 2026

	Year Ended June 30, 2026
	Amount	Percent
Federal statutory rate	$51,370,713	21.00%
State tax, net of Federal benefit	17,123,571	7.00
Dividends received deduction	(313,588)	(0.13)
Other adjustments and tax-exempt	(71,140)	(0.03)
State tax credits	(358,867)	(0.15)
Other	735,939	0.31
	$68,486,630	28.00%

Cash paid for income taxes, net of refunds:	Year Ended June 30, 2026
U.S. Federal	$790,000
U.S. State and local	192,386
Total cash paid for income taxes, net of refunds	$982,386

California accounted for 83% of state taxes paid in fiscal 2026, and Louisiana at 8% was the only other state that represented more than 5% of taxes paid.

At June 30, 2026, liability for uncertain tax positions and unrecognized tax benefits increased to $370,167 from $245,979 at June 30, 2025. The estimate of unrecognized tax benefits can increase or decrease in the future for various reasons, including the expiration of the statute of limitation for open tax years. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. As of June 30, 2026, accrued penalties and interest on unrecognized tax benefits are estimated to be $137,000. The following table sets forth the change in unrecognized tax benefits:

June 30, 2026
Balance, beginning of period	$245,979
Changes related to tax positions in current year	77,735
Decrease for tax positions taken in prior years	(36,443)
Increase in interest and penalties	82,896
Balance, end of period	$370,167

For the fiscal year ending June 30, 2026, the Company’s income earned from dividends and interest accounted for 55% of ordinary gross income (OGI) for U.S. federal income tax purposes. Under current tax law, with fewer than 5 shareholders owning over 50% of the Company’s outstanding shares, the Company could be subject to a 20% tax on undistributed income if over 60% of OGI is from dividends and interest.

The Company’s Federal tax returns remain subject to examination from 2022 forward, while state income tax returns are generally open from 2021 forward, and vary by individual state statutes of limitation. The Company believes that its accrual for income taxes is adequate for adjustments, if any, which may result from these examinations.

Note 7 – Compensation and Benefit Plans:

The aggregate remuneration paid to all officers and directors during the year ended June 30, 2026 was $1,350,810 and $108,000, respectively.

Employees of the Company may participate in a voluntary defined contribution plan (“401K Plan”) qualified under Section 401(k) of the Internal Revenue Code of 1986. Under the 401K Plan, employees who have met certain age and service requirements may contribute up to a certain percentage of their compensation. The Company has made contributions of $37,590 (2026) and $40,687 (2025).

In November 1995, the Company’s stockholders approved the 1995 Equity Participation Plan (the “1995 Plan”). Under the 1995 Plan, the maximum number of shares of common stock that can be issued increases by an amount equal to 1% of the total number of issued and outstanding shares of common stock as of June 30 of each fiscal year. Shares available for grant at June 30, 2026 are 62,649. There have been no option grants awarded since fiscal 2013, and at June 30, 2026 there were no options outstanding and no stock-based compensation expense was recognized in the year ended June 30, 2026.

Note 8 – Capital Structure

At June 30, 2026, the Company has 20,000,000 authorized shares of common stock and is authorized to issue 2,500,000 shares of preferred stock in one or more series, fix the voting powers, designations, preferences and the relative participation, optional or other rights, if any, of any wholly unissued series of preferred stock.

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California First Leasing Corporation	Annual Report for June 30, 2026

Business and Investment Objectives and Strategies

The Company is primarily focused on generating capital appreciation and current income from the equity investment portfolio while preserving capital and liquidity. There can be no assurance that any of these objectives will be achieved.

The Company’s strategy is to invest in equity securities of fairly valued publicly traded corporations that we expect to generate excess cash flow to support consistent and attractive returns through dividends and appreciation. This approach seeks out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Analysis is done to determine the intrinsic value of a company by analyzing its free cash flow generating capabilities, with a focus on the ability to grow its free cash flow and maintain high returns on invested capital for an extended period.

RISK FACTORS

An investment in the Company’s common stock involves certain risks, including the risk of loss. Investors should carefully consider the Company’s objectives and risks that may make an investment in the Company not appropriate for all investors. Before buying the common stock, investors should read this “Risk Factors” section which describes certain risks which may adversely affect the Company’s net asset value per share, trading price, yield, total return and ability to meet its objectives.

Industry Risk Factors

The Company’s business and financial results are subject to general business and economic conditions. Weakness in the economy or in certain sectors or a sustained high rate of inflation and interest rates could impact the financial performance and condition of investments and customers.

Changes in the laws, regulations and policies governing investment companies could alter the investment and business environment and adversely affect operations. The Board of Governors of the Federal Reserve System regulates the supply of money and credit in the United States. Its fiscal and monetary policies impact interest rates and in turn the return that can be earned on investments.

Cyber security and privacy breaches may hurt our business, damage our reputation, increase our costs, and cause losses. Our systems and network store all the Company’s business records as well as information about our customers and employees. We have security systems and information technology infrastructure in place designed to protect against unauthorized access to such information. However, there is still a risk that the security infrastructure that we maintain may not be successful in protecting against all security breaches, employee error, malfeasance, and cyber-attacks. Third parties, including vendors that provide services for our operations, could also be a source of security risk in the event of a failure of their own security systems and infrastructure.

Company Risk Factors

The Company is dependent on a few key people. Investment decisions and all major capital allocation decisions are controlled by Patrick E. Paddon, Chairman of the Board of Directors and Chief Executive Officer, in consultation with Glen T. Tsuma, Chief Operating Officer and a Director. The loss of the services of these individuals would have a negative impact on the business because of their expertise, years of experience and roles as the Company’s largest shareholders.

The Company’s growth-oriented common stock investments can be volatile and may increase the Company’s risk of realized loss in stockholders’ equity. The Company’s equity investments represent 90% of total assets and over 100% of stockholders’ equity at June 30, 2026. These securities may not appreciate in value and may in fact decline in value. A 10% decline in the value of the equity investment portfolio from June 30, 2026 could result in an 8% reduction in the Company’s net asset value per share.

The Company’s registration as an investment company subjects it to regulatory risk under the 1940 Act and additional costs of complying with SEC regulations. The investment industry is a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts that are determined based on stock prices on the last day of a fiscal quarter.

The Company may suffer losses in its investment portfolio despite its investment and underwriting practices. Performance of individual securities can vary widely, and investment decisions may cause the Company to underperform certain benchmark indices or other companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company or an issuer may perform poorly or below expectations, and the value of its securities may therefore decline. The Company may not buy securities at the lowest possible prices or sell securities at the highest possible prices. The Company seeks to mitigate the risks inherent in the investment business by adhering to sound practices. Although the Company believes that its criteria are appropriate for the various kinds of investments it acquires, the Company may incur losses on investments that meet these criteria.

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California First Leasing Corporation	Annual Report for June 30, 2026

Larger positions, non-diversification and concentrations may increase the risk of loss in the event of the deterioration of one of these companies or industries. The Company is a “non-diversified” investment company, meaning that it invests in a smaller number of companies than diversified companies. At June 30, 2026, an investment of $77.5 million in one company accounted for approximately 19.1% of the Company’s net assets, while investments in five companies related to the semiconductor industry represented approximately 55.3% of net assets. The Company does not have a policy to rebalance the investment portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, and therefore, the portfolio is subject to greater volatility and the risk that changes in the value of a single security may have a significant effect, either negative or positive, on stockholders’ equity.

The Company may hold a significant portion of assets in cash, bank accounts, money market mutual funds, or U.S. government securities maturing in one year or less. At June 30, 2026, $50.5 million (9.6% of assets) was held in such accounts. This liquidity is maintained for many reasons, including, among others, to take advantage of opportunities as they arise; market conditions may appear unfavorable at certain times or not finding attractive investment opportunities; defensive position during adverse market or economic conditions.

The Company has the ability to borrow and use leverage to increase its returns, subject to the restrictions of the 1940 Act. The Company may borrow money from a bank or issue senior debt securities in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings. Leverage created from borrowing could impair the Company’s liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility. Financial leverage involves risks and special considerations such as the chance for greater volatility in net asset value than a comparable company without leverage; interest rate risk, particularly in a high-interest rate environment; and the potential for an increase in operating costs that may reduce the Company’s total return.

The Board of Directors and majority shareholder may change the Company’s investment objectives and operating strategies without prior notice to other shareholders or their approval, the effects of which may be adverse to the interest of minority shareholders.

The financial services business involves significant operational risks. Operational risk includes the risk of fraud by employees or persons outside of the Company, the execution of unauthorized transactions by employees, errors relating to transaction processing and technology, breaches of the internal control system, and failure of business continuation and disaster recovery plans. This risk of loss also includes the potential legal actions that could arise as a result of an operational deficiency or as a result of noncompliance with applicable regulatory standards, adverse business decisions or their implementation.

The Company’s reported financial results are subject to certain assumptions and estimates and management’s selection of accounting method. The Company’s management must exercise judgment in selecting and applying accounting policies and methods that comply with generally accepted accounting principles and reflect management’s judgment of the most appropriate manner to report the Company’s financial condition and results. In some cases, management may select an accounting policy which might be reasonable under the circumstances yet might result in the Company’s reporting results different than would have been reported under a different alternative.

The Company is a C-Corporation and its results include the impact of taxes paid or to be paid by the Company. As a result, the Company’s reported results and return on investments may not be comparable to results of most registered investment companies that do not pay income taxes but only pass through income to investors.

With one shareholder owning more than 50% of the Company’s common stock, the Company falls under the definition of a personal holding company (PHC) in years when over 60% of the Company’s income comes from dividends and interest. In that case, the Company could be subject to a PHC tax of 20% imposed on undistributed PHC income. This tax would be in addition to the corporate tax paid on taxable income. The tax can be avoided or reduced by paying dividends and distributing the PHC income, as was done in fiscal 2024. In fiscal 2026, the Company was under the 60% threshold.

The Company’s common stock trades on the OTCID market and following the Reverse Stock Split information on the stock price and trading volumes is limited. The Reverse Stock Split reduced the total shares of Common Stock outstanding from 8,979,387 to 179,568, and most trades generally are now for less than 100 shares, below the odd lot threshold and considered to be irregular. Brokers are not required to post standard quotes for odd lots.

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California First Leasing Corporation	Annual Report for June 30, 2026

The Company’s common stock generally has traded at a discount from net asset value and the stock price can be volatile. The Company’s common stock is not widely held and the limited trading market for the stock can result in fluctuations in prices between trades and make it difficult for stockholders to dispose of their shares. The Company’s stock price can fluctuate widely in response to a variety of factors, including: impact of a large block of stock for sale; actual or anticipated variations in the Company’s results and dividend policy; news reports relating to trends, concerns and other issues in the investment industry, and changes in government regulations. An investment in the Company should be viewed as a long-term investment and is suitable only for investors who can bear the risks associated with such limited trading that attempts to sell the stock may require a significant discount from the last reported price.

The Company’s executive officers and Directors may face certain conflicts of interest. The Chief Executive Officer and majority shareholder and other Directors and officers at times may invest in the stock of the same companies that the Company owns, which may give rise to a conflict of interest or perceived conflict of interest.

The Company has no obligation to repurchase stock from shareholders. Shareholders do not have any right to require the Company to repurchase their shares.

The Company is a “controlled company” with 60% of the stock held by the Chief Executive Officer, 75% held by two senior executives and fewer than 20 shareholders of record. As a result, senior management has the ability to exercise significant influence over the Company’s policies and business and determine the outcome of corporate actions requiring stockholder approval. These actions may include, for example, the election of directors, the adoption of amendments to corporate documents, the approval of mergers, sales of assets and other corporate actions such as changing policies set forth in response to Section 8(b) of the 1940 Act, deregistering as an investment company, or maintaining eligibility on the OTCCID market.

OFFICER AND DIRECTOR INFORMATION

The Registration Statement provides additional information concerning directors and is available without charge upon request by phone to 1(800) 496-4640, or by email at invest@calfirstlease.com.

Name, Address*	Age	Position	Director since	Occupation For Last 5 Years	Number of Portfolios Overseen	Other Directorships
Interested Directors
Patrick E. Paddon	75	Chairman, Chief Executive Officer	1977	Chief Executive Officer	1	None
Glen T. Tsuma	73	Chief Operating Officer, Director	1981	Chief Operating Officer	1	None
Sarah J. Paddon	32	Director	2024	Director, Huron Consulting Group (healthcare)	1	None
Independent Directors
Michael H. Lowry	81	Director	1992	Retired	1	None
Danilo Cacciamatta	80	Director	2001	Retired	1	None
Robert W. Kelley	87	Director	2020	Retired	1	None
Executive Officer, not a Director
S. Leslie Jewett	71	Chief Financial Officer		Chief Financial Officer	1	None

*	Address for each officer and director is California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need-to-know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

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California First Leasing Corporation	Annual Report for June 30, 2026

Proxy Voting Policies and Procedures

The amended policy followed by the Company to vote proxies relating to the securities portfolio for the twelve-month period ended June 30, 2026 is being filed herewith and is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. Due to the administrative burden under the 1940 Act and immaterial perceived benefit or detriment to the Company or its shareholders, in July 2025 the Company’s Board of Directors directed management to no longer vote proxies it receives on portfolio securities in fiscal 2026 and the Company will have no voting record to report for the year ended June 30, 2026. The Company’s report on its proxy voting record for the twelve-month period ended June 30, 2025 is available without charge by email request at invest@calfirstlease.com; or is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Information

The Company has filed its complete schedule of investments with the SEC for the first and the third quarters of each fiscal year on Form N-PORT since the third calendar quarter of 2022. The Company’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Transfer Agent

Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors

Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2. Code of Ethics

The Company has adopted a code of ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics has not been amended and there have been no waivers granted under the code of ethics. The Company undertakes to provide a copy of the code of ethics without charge upon request by phone to 1-800-496-4640, or by email at invest@calfirstlease.com.

Item 3. Audit Committee Financial Expert

The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by national securities exchanges and the 1940 Act.

Item 4. Principal Accountant fees and Services

	2026	2025
Audit Fees (1)	$67,700	$61,950
Tax Related Fees (2)	44,400	52,900
	$112,100	$114,850

1)	Includes fees for annual audit of Company’s financial statements and consulting on accounting matters.
2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions. No waivers under this policy have been granted.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

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California First Leasing Corporation	Annual Report for June 30, 2026

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

California First Leasing Corporation

Proxy Voting Policies and Procedures

California First Leasing Corporation, a California corporation (the “Company”), has delegated its proxy voting responsibility to its Compliance Officer (the “CO”). The Proxy Voting Policies and Procedures of the CO are set forth below. These guidelines will be reviewed periodically by the Board of Directors with the CO and the Company’s Audit Committee and, accordingly, are subject to change.

Introduction

As a corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the CO has a fiduciary duty to act solely in the best interests of the Company and its shareholders. As part of this duty, the CO must manage the Company’s securities portfolio free of conflicts of interest and in the best interests of the Company, including minimizing the cost and resources of the Company engaged in such effort.

Proxy Policies

The CO, with the approval of the Board, has determined that the Company will only vote proxies relating to the Company’s portfolio securities in the instance where the matters and issues at hand are vital to the interests of the Company and its shareholders. The burden of processing proxy votes and reporting such votes to the Securities and Exchange Commission (SEC) has been determined to far outweigh the benefit to the Company or its shareholders. Consequently, as a general matter the Company will not vote. The CO will review on a case-by-case basis proxy statements submitted for a shareholder vote to determine if she considers the matters to be strategic to the interests of the Company or its shareholders. To ensure that the decision does not represent a conflict of interest, the Audit Committee requires that the CO disclose any potential conflict that she is aware of and any contact that she has had with any interested party regarding a proxy vote to the Audit Committee.

Proxy Voting Records

Shareholders may obtain information, without charge, regarding how the Company voted proxies with respect to the Company’s portfolio securities by making a written request for proxy voting information to: Compliance Officer, California First Leasing Corporation, 5000, Birch Street, Suite 500, Newport Beach, CA 92660.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The purchase and sale of securities and overall direction of the investment portfolio is led by Patrick E. Paddon, the Company’s Chief Executive Officer and majority shareholder. In addition to over 45 years of experience evaluating businesses for purposes of extending lease and loan credit, Mr. Paddon has been actively investing in equity securities for over 19 years. The investment committee also includes Glen Tsuma, Chief Operating Officer and Leslie Jewett, Chief Financial Officer, both with long histories as members of the credit committee. The compensation for Mr. Paddon, Mr. Tsuma and Ms. Jewett consists entirely of fixed base salary, there is no incentive compensation plan applicable to them, and as of June 30, 2026, the value of each of their investment in CFNB common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable insofar as the Company’s shares are not registered pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders

No changes to report

Item 11. Controls and Procedures.

a)	The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.
b)	There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

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California First Leasing Corporation	Annual Report for June 30, 2026

Item 13. Exhibits.

(a)	(1) See Item 2.
(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
August 18, 2026

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
August 18, 2026

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